EXHIBIT 99.1

FIRST WASHINGTON FINANCIALCORP

PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 5, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints                                                                               and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of First Washington FinancialCorp common stock that the undersigned shareholder may be entitled to vote at the special meeting of Shareholders to be held Friday, November 5, 2004 at [Meeting Time] at the [Meeting Place], and at any adjournment or postponement of the special meeting, as indicated upon the matters described in the proxy statement, and upon any matters which may properly come before the special meeting:

1. APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER BETWEEN FIRST WASHINGTON FINANCIALCORP AND FULTON FINANCIAL CORPORATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

2. APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF SPECIAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that shareholders vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the special meeting and any adjournment or postponement of the special meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PLAN OF MERGER AND FOR ALL OTHER PROPOSALS.

Dated: , 200	Signature

Number of Shares Held of Record

on September 22, 2004	Signature

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO                                      IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.